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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                  June 18, 2001
                        --------------------------------



                              VISUAL NETWORKS, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                     000-23699                          52-1837515
       --------                     ---------                          ----------
(State of incorporation)    (Commission file number)       (IRS Employer Identification No.)




                                2092 Gaither Road
                          Rockville, Maryland    20850
                     --------------------------------------
               (Address of principal executive offices) (Zip code)



                                 (301) 296-2300
                          ----------------------------
                         (Registrant's telephone number)


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ITEM 5.  OTHER EVENTS.

        On June 18, 2001, Visual Networks, Inc. ("Visual"), announced that Elton King was named the company's new President, Chief Executive Officer and Director. Prior to joining Visual, Mr. King was group president for network and carrier services at BellSouth Telecommunications.

        Visual issued a press release announcing the positions being assumed by Mr. King on June 18, 2001, which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)     Exhibits.


                99.1    Press release of Visual Networks, Inc., dated June 18,
                        2001.




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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  June 18, 2001                Visual Networks, Inc.



                                      /s/ Peter J. Minihane
                                    ---------------------------------------
                                     By:       Peter J. Minihane
                                     Title:    Executive Vice President, Chief
                                     Financial Officer and Treasurer





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                                  EXHIBIT INDEX


         99.1     Press release of Visual Networks, Inc., dated June 18, 2001.